EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CDEX Inc. (the "Company") on Form 10-QSB for the quarterly period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Malcolm
H. Philips, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2008                                 /s/ Malcolm H. Philips, Jr.
                                                     ---------------------------
                                                     Malcolm H. Philips, Jr.
                                                          President and
                                                     Chief Executive Officer